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                         SUPPLEMENT DATED JULY 10, 2000
                                       to

                          PROSPECTUS DATED MAY 1, 2000
                                      for

                Flexible Premium Variable Life Insurance Policy

                                   Issued by

                     MONY Life Insurance Company of America
                        MONY America Variable Account L

Effective July 10, 2000 this Supplement updates certain information contained in your Prospectus. Please read it and keep it with your prospectus for future reference.

     1. THE LAST SENTENCE UNDER THE HEADING "RIGHT TO RETURN POLICY PERIOD" ON PAGE 13 IS AMENDED TO READ AS FOLLOWS:

       During the Right to Return Policy Period, net premiums will be allocated to either the general account of the Company or the Money Market subaccount (which invests in the Money Market portfolio of the MONY Series Fund, Inc.) depending on the state in which your contract is issued. You should check with your sales representative when you apply for the contract to see which applies in your state. See "Right to Examine a Policy -- Right to Return Policy Period", page 34.

     2. THE SECOND PARAGRAPH ON PAGE 33 IS AMENDED BY THE ADDITION OF A NEW FOURTH SENTENCE TO READ AS FOLLOWS:

       As of July 10, 2000 in states where approval has been given for the declaration of interest on a daily basis the rate will be based on the London Interbank Offered Rate. The interest rate credited for premiums held in the general account will vary in accordance with such rate.

     3. THE THIRD SENTENCE UNDER THE HEADING "INITIAL PREMIUM PAYMENT" ON PAGE 33 IS AMENDED TO READ AS FOLLOWS:

       If you do not request a policy date or if the policy date you request is earlier than the Policy Release Date, any premium balance remitted by you will be transferred to the Money Market Subaccount or the general account of the company (depending upon the state in which your contract is issued) until the Right to Return Policy Period has ended.

     4. THE NEXT TO THE LAST SENTENCE UNDER THE HEADING "INITIAL PREMIUM PAYMENT" ON PAGE 33 IS AMENDED TO READ AS FOLLOWS:

       On the Policy Date, premiums will be transferred to the Money Market Subaccount or the general account of the company (depending upon the state in which your contract is issued) until the Right to Return Policy Period ends.

     5. THE THIRD PARAGRAPH ON PAGE 46 IS AMENDED BY THE ADDITION OF THE FOLLOWING SENTENCE AT THE END OF THE PARAGRAPH:

       As of July 10, 2000 in states where approval has been given for the declaration of interest on a daily basis the rate will be based on the London Interbank Offered Rate, and the increase in the interest rate after the tenth policy year will not apply.

     6. PAGE 62 OF THE PROSPECTUS IS AMENDED BY INSERTING THE FOLLOWING SENTENCES BEFORE THE PARENTHESIS AT THE END OF THE SECOND PARAGRAPH UNDER THE HEADING "GENERAL DESCRIPTION":

       As of July 10, 2000, the company's investment strategy is to acquire securities which will allow annual interest credits to the Guaranteed Interest Account to vary in accordance with the London Interbank Offered Rate (LIBOR). Annual credits can be less than, equal to or greater than LIBOR. The Company reserves the right to change its interest strategy. The LIBOR rate will apply to the contract only in states where approval has been given for the declaration of interest on a daily basis.

Form No. 14352 SL (Supp. 7/10/00)                             Reg. No. 333-06071